EXHIBIT 99.1

Lakeland Bancorp Second Quarter Results Driven by Strong Loan Growth

OAK RIDGE, N.J., July 22, 2015 (GLOBE NEWSWIRE) -- Lakeland Bancorp, Inc. (NASDAQ:LBAI) (the "Company") reported the following results for the second quarter of 2015:

  Net Income in the second quarter of 2015 was $7.9 million, or $0.21 per diluted share, compared to $7.8 million, or $0.20 per diluted share, for the same period in 2014. For the second quarter of 2015, Annualized Return on Average Assets was 0.88%, Annualized Return on Average Common Equity was 8.08%, and Annualized Return on Average Tangible Common Equity was 11.33%.

  Net Income for the first six months of 2015 was $16.2 million, or $0.42 per diluted share, compared to $14.9 million, or $0.39 per diluted share, for the same period in 2014. The Annualized Return on Average Assets for the six months ended June 30, 2015 was 0.92%, the Annualized Return on Average Common Equity was 8.44%, and the Annualized Return on Average Tangible Common Equity was 11.87%.

  The Company reported strong loan growth in the second quarter of 2015. Total loans increased by $65.0 million, or 2.4%, to $2.76 billion during the quarter.  This overall increase was primarily in commercial loans, which increased by $77.6 million, or 4.1%. For the first six months of 2015, total loans increased by $101.1 million, or 3.8%, with a $125.9 million, or 6.9%, increase in commercial loans.

  During the second quarter, the Company opened its second new Loan Production Office ("LPO") in as many quarters. This LPO serves the greater Hudson Valley, NY area and represents a new market for the Company. As previously announced, the Company also consolidated three branch locations in the quarter.

  Net Interest Margin ("NIM") was 3.46% for the second quarter of 2015, compared to 3.56% for the first quarter of 2015 and 3.69% for the second quarter of 2014.

  Total deposits have increased $52.1 million to $2.84 billion since December 31, 2014. Most notably, noninterest bearing deposits increased $68.2 million, or 10.6%, in 2015.

  On July 21, 2015, the Company declared a quarterly cash dividend of $0.085 per common share, payable on August 14, 2015 to holders of record as of the close of business on August 4, 2015.

Thomas J. Shara, Lakeland Bancorp's President and CEO said, "The second quarter was highlighted by the opening of our Loan Production Office in the Hudson Valley region of New York, continued strong growth of commercial loans as a result of our highly focused lending strategy and sustained growth in noninterest bearing deposits."

Earnings

Net Interest Income

Net interest income for the second quarter of 2015 was $28.7 million, as compared to $28.4 million for the same period in 2014.  The ten basis point decline in NIM from first quarter 2015 to second quarter 2015 was primarily due to the growth in new commercial loans originated and the refinancing of existing loans, both at lower rates, as well as a decline in yields from lower net interest recoveries. The annualized yield on interest earning assets for the second quarter of 2015 was 3.78%, as compared to 3.86% reported in the first quarter of 2015.  The annualized cost of interest bearing liabilities for the second quarter of 2015 was 0.42%, as compared to 0.40% in the first quarter of 2015.

Net interest income for the first six months of 2015 was $57.2 million, as compared to $56.3 million reported for the first six months of 2014. Annualized NIM for the first six months of 2015 was 3.51%, compared to 3.71% for the same period in 2014. The Company's annualized yield on earning assets decreased from 3.98% for the first six months of 2014 to 3.82% for the same period in 2015. The Company's cost of interest bearing liabilities increased from 0.36% for the first six months of 2014 to 0.41% for the first six months of 2015.

Noninterest Income

Noninterest income totaled $5.0 million for the second quarter of 2015, as compared to $4.4 million for the same period last year.  This $0.6 million, or 13.4%, increase is primarily due to the $0.3 million increase in gain on sale of loans and $0.3 million in swap income.

Noninterest income totaled $9.7 million for the first six months of 2015, which was $1.3 million, or 14.8%, higher than the same period in 2014.  Included in noninterest income was a $0.5 million increase in gain on sale of loans, $0.3 million in swap income, and $0.3 million in death benefits received on a Bank Owned Life Insurance Policy.

Noninterest Expense

Noninterest expense for the second quarter of 2015 was $21.2 million, as compared to $19.5 million for the same period in 2014.  Salary and benefit expense at $12.1 million increased by $0.9 million, primarily due to $0.3 million in costs associated with the addition of the new LPOs, $0.2 million in increased medical benefit costs, and year-over-year incremental salary and benefit increases.  Net occupancy expense at $2.3 million increased $0.2 million and included a $0.2 million write down to fair market value for one of the closed branches. Other expenses at $3.4 million increased $0.5 million, primarily due to $0.3 million in additional loan related expenses.

For the first six months of 2015, noninterest expenses were $41.2 million, as compared to $39.3 million for the same period in 2014.  Salary and benefit expense at $23.9 million increased by $1.9 million, primarily due to $0.4 million in new costs associated with the addition of the new LPOs in 2015, $0.3 million due to the timing of the issuance of restricted stock compensation, $0.3 million in increased medical benefit costs, and year-over-year incremental salary and benefit increases. The $0.2 million increase in net occupancy expense was due to a $0.2 million write down to the fair market value for one of the closed branches.

Financial Condition

At June 30, 2015, total assets were $3.70 billion, an increase of $160.8 million, or 4.5%, from December 31, 2014.  Total loans were $2.76 billion, an increase of $101.1 million, or 3.8%, from December 31, 2014.  Total deposits were $2.84 billion, an increase of $52.1 million from December 31, 2014.  Noninterest bearing deposits at $714.2 million have increased by $68.2 million, or 10.6%, in 2015.  Interest bearing deposits at $2.13 billion have decreased this year by $16.0 million, primarily due to a $68.0 million decrease in interest bearing public funds. This decrease was partially offset by a $34.4 million increase in money market demand accounts and a $26.5 million increase in CDs issued.

Asset Quality

At June 30, 2015, non-performing assets totaled $20.1 million (0.54% of total assets), a decrease of $1.6 million, or 7.5%, when compared to $21.7 million (0.61% of total assets) at December 31, 2014.  Non-performing loans to total loans at 0.69% decreased nine basis points from December 31, 2014. The Allowance for Loan and Lease Losses totaled $30.2 million at June 30, 2015 and represented 1.09% of total loans, compared to $30.7 million at December 31, 2014, which represented 1.16% of total loans.  For the first six months of 2015, the Company had net charge-offs of $2.1 million (0.16% of average loans), as compared to $3.0 million (0.24% of average loans) for the same period in 2014.  The provision for loan and lease losses for the first six months of 2015 was $1.6 million, compared to $3.1 million for the same period in 2014.

Capital

At June 30, 2015, stockholders' equity was $390.9 million, while book value per common share was $10.31.  Tangible book value per common share was $7.36, an increase of 4.2% from December 31, 2014.  As of June 30, 2015, the Company's leverage ratio was 9.12%.  Tier I and total risk based capital ratios were 11.05% and 12.15%, respectively. The common equity tier 1 capital ratio was 9.66%.  The tangible common equity ratio was 7.78%.  The regulatory capital ratios exceed those necessary to be considered a well-capitalized institution under Federal guidelines.

Forward-Looking Statements

The information disclosed in this document includes various forward-looking statements (with respect to corporate objectives, trends, and other financial and business matters) that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words "anticipates", "projects", "intends", "estimates", "expects", "believes", "plans", "may", "will", "should", "could", and other similar expressions are intended to identify such forward-looking statements. Lakeland cautions that these forward-looking statements are necessarily speculative and speak only as of the date made, and are subject to numerous assumptions, risks and uncertainties, all of which may change over time. Actual results could differ materially from such forward-looking statements. The following factors, among others, could cause actual results to differ materially and adversely from such forward-looking statements: changes in the financial services industry and the U.S. and global capital markets, changes in economic conditions nationally, regionally and in the Company's markets, the nature and timing of actions of the Federal Reserve Board and other regulators, the nature and timing of legislation affecting the financial services industry, government intervention in the U.S. financial system, changes in levels of market interest rates, pricing pressures on loan and deposit products, credit risks of the Company's lending and leasing activities, customers' acceptance of the Company's products and services, and competition. Any statements made by Lakeland that are not historical facts should be considered to be forward-looking statements. Lakeland is not obligated to update and does not undertake to update any of its forward-looking statements made herein.

EXPLANATION OF NON-GAAP FINANCIAL MEASURES

Reported amounts are presented in accordance with accounting principles generally accepted in the United States of America ("GAAP").  The Company's management believes that the supplemental non-GAAP information, which consists of measurements and ratios based on tangible equity and tangible assets, is utilized by regulators and market analysts to evaluate a company's financial condition and therefore, such information is useful to investors.  These disclosures should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies.

The Company also uses an efficiency ratio that is a non-GAAP financial measure. The ratio that the Company uses excludes amortization of core deposit intangibles, expenses on other real estate owned and other repossessed assets, provision for unfunded lending commitments and, where applicable, long-term debt prepayment fees and merger related expenses. Income for the non-GAAP ratio is increased by the favorable effect of tax-exempt income and excludes securities gains and losses and gain on debt extinguishment, which can vary from period to period. The Company uses this ratio because it believes the ratio provides a better comparison of period to period operating performance.

About Lakeland Bank

Lakeland Bancorp, the holding company for Lakeland Bank, has $3.7 billion in total assets with 48 New Jersey branch offices in Bergen, Essex, Morris, Passaic, Somerset, Sussex, Union and Warren counties, five New Jersey regional commercial lending centers in Bernardsville, Montville, Newton, Teaneck and Wyckoff and two commercial loan production offices serving Middlesex and Monmouth counties in New Jersey and the Hudson Valley region of New York. Lakeland Bank offers an extensive array of consumer and commercial products and services, including online and mobile banking, localized commercial lending teams, and 24-hour or less turnaround time on consumer loan applications.  For more information about the full line of products and services, visit LakelandBank.com.

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(Dollars in thousands, except per share amounts)	2015	2014	2015	2014

INCOME STATEMENT
Net Interest Income	$ 28,669	$ 28,419	$ 57,187	$ 56,264
Provision for Loan and Lease Losses	(740)	(1,593)	(1,610)	(3,082)
Other Noninterest Income	4,494	4,219	8,967	8,209
Gain on Sale of Loans	464	152	729	235
Noninterest Expense	(21,195)	(19,530)	(41,237)	(39,272)
Pretax Income	11,692	11,667	24,036	22,354
Tax Expense	(3,830)	(3,886)	(7,844)	(7,410)
Net Income	$ 7,862	$ 7,781	$ 16,192	$ 14,944

Basic Earnings per Common Share	$ 0.21	$ 0.20	$ 0.42	$ 0.39
Diluted Earnings per Common Share	$ 0.21	$ 0.20	$ 0.42	$ 0.39
Dividends per Common Share	$ 0.085	$ 0.071	$ 0.160	$ 0.142
Weighted Average Shares - Basic	37,854	37,740	37,827	37,711
Weighted Average Shares - Diluted	37,988	37,850	37,961	37,828

SELECTED OPERATING RATIOS
Annualized Return on Average Assets	0.88%	0.93%	0.92%	0.90%
Annualized Return on Average Common Equity	8.08%	8.58%	8.44%	8.36%
Annualized Return on Average Tangible Common Equity (1)	11.33%	12.41%	11.87%	12.15%
Annualized Return on Interest Earning Assets	3.78%	3.97%	3.82%	3.98%
Annualized Cost of Interest Bearing Liabilities	0.42%	0.36%	0.41%	0.36%
Annualized Net Interest Spread	3.36%	3.60%	3.41%	3.62%
Annualized Net Interest Margin	3.46%	3.69%	3.51%	3.71%
Efficiency Ratio (1)	62.09%	58.73%	60.64%	59.80%
Stockholders' Equity to Total Assets			10.57%	10.57%
Book Value per Common Share			$ 10.31	$ 9.70
Tangible Book Value per Common Share (1)			$ 7.36	$ 6.74
Tangible Common Equity to Tangible Assets (1)			7.78%	7.59%

ASSET QUALITY RATIOS			6/30/2015	6/30/2014
Ratio of Allowance for Loan and Lease Losses to Total Loans			1.09%	1.14%
Non-accruing Loans to Total Loans			0.69%	0.74%
Non-performing Assets to Total Assets			0.54%	0.58%
Annualized Net Charge-Offs to Average Loans			0.16%	0.24%

SELECTED BALANCE SHEET DATA AT PERIOD-END			6/30/2015	6/30/2014
Loans and Leases			$ 2,756,694	$ 2,610,198
Allowance for Loan and Lease Losses			(30,174)	(29,866)
Investment Securities			597,598	530,934
Total Assets			3,699,127	3,479,548
Total Deposits			2,842,953	2,726,850
Short-Term Borrowings			146,249	156,511
Other Borrowings			303,966	215,238
Stockholders' Equity			390,860	367,833

SELECTED AVERAGE BALANCE SHEET DATA	For the Three Months Ended		For the Six Months Ended
	6/30/2015	6/30/2014	6/30/2015	6/30/2014
Loans and Leases, net	$ 2,720,801	$ 2,552,010	$ 2,690,823	$ 2,519,679
Investment Securities	600,547	537,974	591,778	539,837
Interest Earning Assets	3,345,380	3,114,539	3,308,450	3,088,193
Total Assets	3,600,416	3,360,289	3,563,860	3,336,630
Noninterest Bearing Demand Deposits	688,854	640,080	674,780	629,570
Savings Deposits	402,142	387,179	398,667	386,099
Interest Bearing Transaction Accounts	1,480,866	1,433,382	1,488,028	1,437,055
Time Deposits	295,996	284,475	288,459	288,826
Total Deposits	2,867,858	2,745,116	2,849,934	2,741,550
Short-Term Borrowings	59,249	78,475	53,570	67,599
Other Borrowings	267,610	158,432	257,519	152,042
Total Interest Bearing Liabilities	2,505,863	2,341,944	2,486,243	2,331,621
Stockholders' Equity	390,151	363,802	386,887	360,395

(1) See supplemental information - Non-GAAP financial measures

Lakeland Bancorp, Inc.
Consolidated Statements of Operations
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(Dollars in thousands, except per share amounts)	2015	2014	2015	2014

INTEREST INCOME
Loans and fees	$28,211	$27,558	$56,107	$54,456
Federal funds sold and interest bearing deposits with banks	11	9	23	22
Taxable investment securities and other	2,688	2,515	5,362	5,061
Tax exempt investment securities	398	467	808	940
TOTAL INTEREST INCOME	31,308	30,549	62,300	60,479
INTEREST EXPENSE
Deposits	1,346	1,243	2,629	2,506
Federal funds purchased and securities sold under agreements to repurchase	37	35	59	50
Other borrowings	1,256	852	2,425	1,659
TOTAL INTEREST EXPENSE	2,639	2,130	5,113	4,215
NET INTEREST INCOME	28,669	28,419	57,187	56,264
Provision for loan and lease losses	740	1,593	1,610	3,082
NET INTEREST INCOME AFTER PROVISION FOR
LOAN AND LEASE LOSSES	27,929	26,826	55,577	53,182
NONINTEREST INCOME
Service charges on deposit accounts	2,450	2,663	4,790	5,222
Commissions and fees	1,196	1,082	2,503	2,095
Gain on investment securities	17	--	17	2
Gain on sale of loans	464	152	729	235
Income on bank owned life insurance	388	365	1,087	725
Other income	443	109	570	165
TOTAL NONINTEREST INCOME	4,958	4,371	9,696	8,444
NONINTEREST EXPENSE
Salaries and employee benefits	12,144	11,200	23,894	22,013
Net occupancy expense	2,273	2,041	4,821	4,658
Furniture and equipment	1,629	1,660	3,285	3,353
Stationery, supplies and postage	377	334	742	688
Marketing expense	416	476	656	862
FDIC insurance expense	531	511	1,049	1,012
Legal expense	325	219	441	492
Other real estate owned and other repossessed assets expense	27	100	19	115
Core deposit intangible amortization	107	119	218	242
Other expenses	3,366	2,870	6,112	5,837
TOTAL NONINTEREST EXPENSE	21,195	19,530	41,237	39,272
INCOME BEFORE PROVISION FOR INCOME TAXES	11,692	11,667	24,036	22,354
Provision for income taxes	3,830	3,886	7,844	7,410
NET INCOME	$7,862	$7,781	$16,192	$14,944
EARNINGS PER COMMON SHARE
Basic	$0.21	$0.20	$0.42	$0.39
Diluted	$0.21	$0.20	$0.42	$0.39
DIVIDENDS PER COMMON SHARE	$0.085	$0.071	$0.160	$0.142

Lakeland Bancorp, Inc.
Consolidated Balance Sheets

	June 30,	December 31,
(Dollars in thousands)	2015	2014
	(Unaudited)
ASSETS
Cash and due from banks	$118,207	$102,549
Federal funds sold and interest bearing deposits due from banks	19,359	6,767
Total cash and cash equivalents	137,566	109,316

Investment securities available for sale, at fair value	461,686	457,449
Investment securities held to maturity; fair value of $123,585 in 2015 and $109,030 in 2014	123,133	107,976
Federal Home Loan Bank and other membership stocks, at cost	12,779	9,846
Loans held for sale	3,348	592
Loans:
Commercial, secured by real estate	1,695,276	1,593,781
Commercial, industrial and other	262,617	238,252
Leases	53,798	54,749
Residential mortgages	414,339	431,190
Consumer and home equity	330,664	337,642
Total loans	2,756,694	2,655,614
Net deferred costs	(2,177)	(1,788)
Allowance for loan and lease losses	(30,174)	(30,684)
Net loans	2,724,343	2,623,142
Premises and equipment, net	35,524	35,675
Accrued interest receivable	8,911	8,896
Goodwill	109,974	109,974
Other identifiable intangible assets	1,742	1,960
Bank owned life insurance	61,869	57,476
Other assets	18,252	16,023
TOTAL ASSETS	$3,699,127	$3,538,325

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
Deposits:
Noninterest bearing	$714,227	$646,052
Savings and interest bearing transaction accounts	1,822,295	1,864,805
Time deposits under $100,000	165,105	165,625
Time deposits $100,000 and over	141,326	114,337
Total deposits	2,842,953	2,790,819
Federal funds purchased and securities sold under agreements to repurchase	146,249	108,935
Other borrowings	262,728	202,498
Subordinated debentures	41,238	41,238
Other liabilities	15,099	15,397
TOTAL LIABILITIES	3,308,267	3,158,887

STOCKHOLDERS' EQUITY:
Common stock, no par value; authorized 70,000,000 shares; issued 37,903,282 shares at June 30, 2015 and 37,910,840 shares at December 31, 2014	385,565	384,731
Retained Earnings (Accumulated Deficit)	3,281	(6,816)
Accumulated other comprehensive gain	2,014	1,523
TOTAL STOCKHOLDERS' EQUITY	390,860	379,438
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$3,699,127	$3,538,325

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	For the Quarter Ended
	Jun 30,	Mar 31,	Dec 31,	Sept 30,	Jun 30,
(Dollars in thousands, except per share data)	2015	2015	2014	2014	2014

INCOME STATEMENT
Net Interest Income	$ 28,669	$ 28,518	$ 28,850	$ 28,452	$ 28,419
Provision for Loan and Lease Losses	(740)	(870)	(1,589)	(1,194)	(1,593)
Other Noninterest Income	4,494	4,473	4,274	4,666	4,219
Gain on Sale of Loans	464	265	195	143	152
Other Noninterest Expense	(21,195)	(20,042)	(20,178)	(19,685)	(19,530)
Pretax Income	11,692	12,344	11,552	12,382	11,667
Tax Expense	(3,830)	(4,014)	(3,613)	(4,136)	(3,886)
Net Income	$ 7,862	$ 8,330	$ 7,939	$ 8,246	$ 7,781

Basic Earnings Per Common Share	$ 0.21	$ 0.22	$ 0.21	$ 0.22	$ 0.20
Diluted Earnings Per Common Share	$ 0.21	$ 0.22	$ 0.21	$ 0.22	$ 0.20
Dividends Per Common Share	$ 0.085	$ 0.075	$ 0.075	$ 0.075	$ 0.071
Dividends Paid	$ 3,243	$ 2,852	$ 2,853	$ 2,853	$ 2,717
Weighted Average Shares - Basic	37,854	37,800	37,765	37,738	37,740
Weighted Average Shares - Diluted	37,988	37,937	37,920	37,862	37,850

SELECTED OPERATING RATIOS
Annualized Return on Average Assets	0.88%	0.96%	0.90%	0.95%	0.93%
Annualized Return on Average Common Equity	8.08%	8.81%	8.35%	8.83%	8.58%
Annualized Return on Tangible Common Equity (1)	11.33%	12.43%	11.87%	12.66%	12.41%
Annualized Net Interest Margin	3.46%	3.56%	3.58%	3.58%	3.69%
Efficiency Ratio (1)	62.09%	59.17%	59.87%	57.97%	58.73%
Common Stockholders' Equity to Total Assets	10.57%	10.70%	10.72%	10.65%	10.57%
Tangible Common Equity to Tangible Assets (1)	7.78%	7.86%	7.81%	7.69%	7.59%
Tier 1 Risk-Based Ratio (2)	11.05%	11.12%	11.76%	11.75%	11.54%
Total Risk-Based Ratio (2)	12.15%	12.25%	12.98%	12.97%	12.75%
Tier 1 Leverage Ratio (2)	9.12%	9.17%	9.08%	9.02%	9.06%
Common Equity Tier 1 Capital Ratio (2)	9.66%	9.70%	N/A	N/A	N/A
Book Value per Common Share	$ 10.31	$ 10.24	$ 10.01	$ 9.83	$ 9.70
Tangible Book Value per Common Share (1)	$ 7.36	$ 7.29	$ 7.06	$ 6.87	$ 6.74

(1) See Supplemental Information - Non-GAAP financial measures
(2) Beginning March 31, 2015, these ratios were calculated according to the Basel III capital rules that took effect on January 1, 2015.

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	For the Quarter Ended
	Jun 30,	Mar 31,	Dec 31,	Sept 30,	Jun 30,
(Dollars in thousands)	2015	2015	2014	2014	2014

SELECTED BALANCE SHEET DATA AT PERIOD-END
Loans and Leases	$ 2,756,694	$ 2,691,705	$ 2,655,614	$ 2,613,404	$ 2,610,198
Allowance for Loan and Lease Losses	(30,174)	(30,505)	(30,684)	(30,047)	(29,866)
Investment Securities	597,598	599,986	575,271	558,032	530,934
Total Assets	3,699,127	3,627,764	3,538,325	3,498,905	3,479,548
Total Deposits	2,842,953	2,842,565	2,790,819	2,776,931	2,726,850
Short-Term Borrowings	146,249	117,351	108,935	112,796	156,511
Other Borrowings	303,966	263,966	243,736	220,938	215,238
Stockholders' Equity	390,860	388,084	379,438	372,539	367,833

Loans and Leases
Commercial Real Estate	$ 1,695,276	$ 1,636,128	$ 1,593,781	$ 1,557,168	$ 1,551,071
Commercial, Industrial and Other	262,617	244,162	238,252	231,961	237,071
Leases	53,798	54,271	54,749	52,285	50,191
Residential Mortgages	414,339	426,339	431,190	431,477	433,634
Consumer and Home Equity	330,664	330,805	337,642	340,513	338,231
Total Loans	$ 2,756,694	$ 2,691,705	$ 2,655,614	$ 2,613,404	$ 2,610,198

Deposits
Noninterest Bearing	$ 714,227	$ 672,264	$ 646,052	$ 674,933	$ 649,186
Savings and Interest Bearing Transaction Accounts	1,822,295	1,878,598	1,864,805	1,820,657	1,797,358
Time Deposits Under $100,000	165,105	164,946	165,625	168,391	169,655
Time Deposits $100,000 and Over	141,326	126,757	114,337	112,950	110,651
Total Deposits	$ 2,842,953	$ 2,842,565	$ 2,790,819	$ 2,776,931	$ 2,726,850

SELECTED AVERAGE BALANCE SHEET DATA
Loans and Leases, net	$ 2,720,801	$ 2,660,512	$ 2,622,602	$ 2,608,687	$ 2,552,010
Investment Securities	600,547	582,912	566,039	529,379	537,974
Interest Earning Assets	3,345,380	3,271,110	3,227,390	3,183,361	3,114,539
Total Assets	3,600,416	3,526,898	3,483,162	3,443,946	3,360,289
Noninterest Bearing Demand Deposits	688,854	660,548	679,796	671,049	640,080
Savings Deposits	402,142	395,153	384,064	382,642	387,179
Interest Bearing Transaction Accounts	1,480,866	1,495,270	1,487,492	1,457,680	1,433,382
Time Deposits	295,996	280,837	277,930	280,200	284,475
Total Deposits	2,867,858	2,831,808	2,829,282	2,791,571	2,745,116
Short-Term Borrowings	59,249	47,827	38,653	49,725	78,475
Other Borrowings	267,610	247,316	221,848	217,049	158,432
Total Interest Bearing Liabilities	2,505,863	2,466,403	2,409,988	2,387,295	2,341,944
Stockholders' Equity	390,151	383,587	377,379	370,448	363,802

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	For the Quarter Ended
	Jun 30,	Mar 31,	Dec 31,	Sept 30,	Jun 30,
(Dollars in thousands)	2015	2015	2014	2014	2014

AVERAGE ANNUALIZED YIELDS (Taxable Equivalent Basis)
Assets:
Loans and leases	4.16%	4.25%	4.26%	4.25%	4.33%
Taxable investment securities and other	2.02%	2.08%	2.09%	2.08%	2.18%
Tax-exempt securities	3.58%	3.67%	3.75%	3.79%	3.74%
Federal funds sold and interest bearing cash accounts	0.18%	0.17%	0.26%	0.21%	0.15%
Total interest earning assets	3.78%	3.86%	3.87%	3.87%	3.97%

Liabilities:
Savings accounts	0.05%	0.05%	0.05%	0.05%	0.05%
Interest bearing transaction accounts	0.23%	0.23%	0.23%	0.23%	0.23%
Time deposits	0.59%	0.56%	0.54%	0.49%	0.51%
Borrowings	1.58%	1.61%	1.65%	1.63%	1.50%
Total interest bearing liabilities	0.42%	0.40%	0.39%	0.39%	0.36%
Net interest spread (taxable equivalent basis)	3.36%	3.46%	3.48%	3.48%	3.60%

Annualized net interest margin (taxable equivalent basis)	3.46%	3.56%	3.58%	3.58%	3.69%
Annualized cost of deposits	0.19%	0.18%	0.18%	0.18%	0.18%

ASSET QUALITY DATA
Allowance for Loan and Lease Losses
Balance at beginning of period	$ 30,505	$ 30,684	$ 30,047	$ 29,866	$ 29,520
Provision for loan losses	740	870	1,589	1,194	1,593
Net charge-offs	(1,071)	(1,049)	(952)	(1,013)	(1,247)
Balance at end of period	$ 30,174	$ 30,505	$ 30,684	$ 30,047	$ 29,866

Net Loan Charge-offs (Recoveries)
Commercial real estate	$ 476	$ 426	$ (287)	$ 28	$ (152)
Commercial, industrial and other	21	(31)	99	(71)	511
Leases	102	407	185	229	126
Home equity and consumer	386	231	860	638	411
Real estate - mortgage	86	16	95	189	351
Net charge-offs	$ 1,071	$ 1,049	$ 952	$ 1,013	$ 1,247

Non-performing Assets
Commercial real estate	$ 5,307	$ 6,994	$ 7,612	$ 8,549	$ 9,647
Commercial, industrial and other	1,354	285	308	599	700
Leases	79	111	88	141	61
Home equity and consumer	3,143	3,472	3,415	2,114	2,251
Real estate - mortgage	9,098	9,552	9,246	7,221	6,730
Total non-accruing loans	18,981	20,414	20,669	18,624	19,389
Property acquired through foreclosure or repossession	1,078	826	1,026	982	850
Total non-performing assets	$ 20,059	$ 21,240	$ 21,695	$ 19,606	$ 20,239

Loans past due 90 days or more and still accruing	$ 102	$ 134	$ 66	$ 429	$ 286
Loans restructured and still accruing	$ 12,419	$ 11,538	$ 10,579	$ 7,957	$ 6,818

Ratio of allowance for loan and lease losses to total loans	1.09%	1.13%	1.16%	1.15%	1.14%
Non-performing loans to total loans	0.69%	0.76%	0.78%	0.71%	0.74%
Non-performing assets to total assets	0.54%	0.59%	0.61%	0.56%	0.58%
Annualized net charge-offs to average loans	0.16%	0.16%	0.15%	0.16%	0.20%

Lakeland Bancorp, Inc.
Supplemental Information - Non-GAAP Financial Measures
(Unaudited)

	At or for the Quarter Ended
	Jun 30,	Mar 31,	Dec 31,	Sept 30,	Jun 30,
(Dollars in thousands, except per share amounts)	2015	2015	2014	2014	2014

Calculation of tangible book value per common share
Total common stockholders' equity at end of period - GAAP	$ 390,860	$ 388,084	$ 379,438	$ 372,539	$ 367,833
Less:
Goodwill	109,974	109,974	109,974	109,974	109,974
Other identifiable intangible assets, net	1,742	1,849	1,960	2,071	2,182
Total tangible common stockholders' equity at end of period - Non-GAAP	$ 279,144	$ 276,261	$ 267,504	$ 260,494	$ 255,677

Shares outstanding at end of period	37,903	37,900	37,911	37,910	37,914

Book value per share - GAAP	$ 10.31	$ 10.24	$ 10.01	$ 9.83	$ 9.70

Tangible book value per share - Non-GAAP	$ 7.36	$ 7.29	$ 7.06	$ 6.87	$ 6.74

Calculation of tangible common equity to tangible assets
Total tangible common stockholders' equity at end of period - Non-GAAP	$ 279,144	$ 276,261	$ 267,504	$ 260,494	$ 255,677

Total assets at end of period	$ 3,699,127	$ 3,627,764	$ 3,538,325	$ 3,498,905	$ 3,479,548
Less:
Goodwill	109,974	109,974	109,974	109,974	109,974
Other identifiable intangible assets, net	1,742	1,849	1,960	2,071	2,182
Total tangible assets at end of period - Non-GAAP	$ 3,587,411	$ 3,515,941	$ 3,426,391	$ 3,386,860	$ 3,367,392

Common equity to assets - GAAP	10.57%	10.70%	10.72%	10.65%	10.57%

Tangible common equity to tangible assets - Non-GAAP	7.78%	7.86%	7.81%	7.69%	7.59%

Calculation of return on average tangible common equity
Net income - GAAP	$ 7,862	$ 8,330	$ 7,939	$ 8,246	$ 7,781

Total average common stockholders' equity	$ 390,151	$ 383,587	$ 377,379	$ 370,448	$ 363,802
Less:
Average goodwill	109,974	109,974	109,974	109,974	109,974
Average other identifiable intangible assets, net	1,807	1,919	2,028	2,141	2,256
Total average tangible common stockholders' equity - Non-GAAP	$ 278,370	$ 271,694	$ 265,377	$ 258,333	$ 251,572

Return on average common stockholders' equity - GAAP	8.08%	8.81%	8.35%	8.83%	8.58%

Return on average tangible common stockholders' equity - Non-GAAP	11.33%	12.43%	11.87%	12.66%	12.41%

Calculation of efficiency ratio
Total noninterest expense	$ 21,195	$ 20,042	$ 20,178	$ 19,685	$ 19,530
Amortization of core deposit intangibles	(107)	(111)	(111)	(111)	(119)
Other real estate owned and other repossessed asset (expense) income	(27)	8	(69)	(50)	(100)
Provision for unfunded lending commitments, net	(60)	(130)	89	(106)	93
Noninterest expense, as adjusted	$ 21,001	$ 19,809	$ 20,087	$ 19,418	$ 19,404

Net interest income	$ 28,669	$ 28,518	$ 28,850	$ 28,452	$ 28,419
Total noninterest income	4,958	4,738	4,469	4,809	4,371
Total revenue	33,627	33,256	33,319	33,261	32,790
Tax-equivalent adjustment on municipal securities	214	221	231	235	251
Gains on sales investment securities	(17)	--	--	--	--
Total revenue, as adjusted	$ 33,824	$ 33,477	$ 33,550	$ 33,496	$ 33,041

Efficiency ratio - Non-GAAP	62.09%	59.17%	59.87%	57.97%	58.73%

Lakeland Bancorp, Inc.
Supplemental Information - Non-GAAP Financial Measures
(Unaudited)
	For the Six Months Ended,
	June 30,	June 30,
(Dollars in thousands, except per share amounts)	2015	2014

Calculation of return on average tangible common equity
Net income - GAAP	$ 16,192	$ 14,944

Total average common stockholders' equity	$ 386,887	$ 360,395
Less:
Average goodwill	109,974	109,974
Average other identifiable intangible assets, net	1,863	2,317
Total average tangible common stockholders' equity - Non-GAAP	$ 275,050	$ 248,104

Return on average common stockholders' equity - GAAP	8.44%	8.36%

Return on average tangible common stockholders' equity - Non-GAAP	11.87%	12.15%

Calculation of efficiency ratio
Total noninterest expense	$ 41,237	$ 39,272
Amortization of core deposit intangibles	(218)	(242)
Other real estate owned and other repossessed asset expense	(19)	(115)
Provision for unfunded lending commitments	(190)	82
Noninterest expense, as adjusted	$ 40,810	$ 38,997

Net interest income	$ 57,187	$ 56,264
Noninterest income	9,696	8,444
Total revenue	66,883	64,708
Tax-equivalent adjustment on municipal securities	435	506
Gains on investment securities	(17)	(2)
Total revenue, as adjusted	$ 67,301	$ 65,212

Efficiency ratio - Non-GAAP	60.64%	59.80%
CONTACT: Thomas J. Shara
         President & CEO

         Joseph F. Hurley
         EVP & CFO
         973-697-2000